SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 12, 2004
                                                          ---------------


                        Blonder Tongue Laboratories, Inc.
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             (Exact Name of registrant as specified in its charter)


            Delaware                    1-14120                  52-1611421
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(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)


                One Jake Brown Road, Old Bridge, New Jersey 08857
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (732) 679-4000
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibits are filed herewith:


     Exhibit 99.1 Press Release dated August 12, 2004.


Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

     On August 12, 2004, the Company issued a press release announcing its unaudited financial results for the second quarter ended June 30, 2004. Subsequently, the Company realized that its press release dated August 12, 2004 incorrectly referenced "earnings for the second quarter 2003" in the second paragraph. The Company immediately issued a corrected press release dated August 12, 2004 correcting this information to reference "earnings for the second quarter 2004." A copy of the subsequent corrected press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference. 2

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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLONDER TONGUE LABORATORIES, INC.



                                        By: /s/ Eric Skolnik
                                           -------------------------------------
                                           Eric Skolnik
                                           Senior Vice President and Chief
                                                Financial Officer

Date: August 12, 2004



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

                                  EXHIBIT INDEX


Exhibit No.         Description
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Exhibit 99.1        Press Release of the Company dated August 12, 2004







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